SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 26, 2003

BANK ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15323	31-0738296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank One Plaza,Chicago, IL                           60670

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: 312-732-4000

Item 5.    Other Events and Regulation FD Disclosure

            On November 26, 2003, the Registrant released a letter concerning the One Group mutual funds. A copy of the letter is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit Number	Description of Exhibits

99(a)	Letter dated November 26, 2003 from David J. Kundert,
Executive Vice President of Registrant, concerning the One
Group mutual funds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK ONE CORPORATION (Registrant)

Date: November 26, 2003	By:	/s/ Heidi Miller
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99(a)	Letter dated November 26, 2003 from David J. Kundert, Executive
Vice President of Registrant, concerning the One Group mutual funds.